EXHIBIT 10.1

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 20th day of October, 2014, by and among CROSS COUNTRY HEALTHCARE, INC., a Delaware corporation ("Cross Country"), CEJKA SEARCH, INC., a Delaware corporation ("Cejka"), CROSS COUNTRY EDUCATION, LLC, a Delaware limited liability company ("Education"), CROSS COUNTRY STAFFING, INC., a Delaware corporation and successor by merger to MRA Search, Inc. and MCVT, Inc. ("Staffing"), MDA HOLDINGS, INC., a Delaware corporation ("MDA"), CROSS COUNTRY PUBLISHING, LLC, a Delaware limited liability company ("Publishing"), ASSIGNMENT AMERICA, LLC, a Delaware limited liability company ("Assignment"), TRAVEL STAFF, LLC, a Delaware limited liability company ("Travel"), LOCAL STAFF, LLC, a Delaware limited liability company ("Local"), MEDICAL DOCTOR ASSOCIATES, LLC, a Delaware limited liability company and successor by merger to Allied Health Group, LLC ("Doctor"), CREDENT VERIFICATION AND LICENSING SERVICES, LLC, a Delaware limited liability company ("Credent") and OWS, LLC, a Delaware limited liability company (" ("OWS"; together with Cross Country, Cejka, Education, Staffing, MDA, Publishing, Assignment, Travel, Local, Doctor and Credent, each individually, a "Borrower" and, collectively, "Borrowers"), the financial institutions party hereto as lenders (collectively, "Lenders"), and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders ("Agent").
Recitals:
Borrowers, Agent, and Lenders are parties to a certain Loan and Security Agreement dated January 9, 2013 (as amended, restated, supplemented or otherwise modified, the "Loan Agreement") pursuant to which Lenders have made certain revolving credit loans to Borrowers.
The parties desire to amend the Loan Agreement as hereinafter set forth.
NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.    Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.
2.    Amendments to Loan Agreement. The Loan Agreement is hereby amended by deleting in its entirety the definition of "Required Lenders" contained in Section 1.1 of the Loan Agreement, and by substituting the following definition in lieu thereof:
Required Lenders: Lenders (subject to Section 4.2) having (a) Revolver Commitments in excess of sixty-six and two-thirds (66 2/3%) percent of the aggregate Revolver Commitments or (b) if the Revolver Commitments have terminated, Loans in excess of sixty-six and two-thirds (66 2/3%) percent of all outstanding Loans; provided, however, that (i) at any time when there are two or more Lenders that are not Affiliates, Required Lenders (subject to clause (ii) of this definition) must include at least two such Lenders that are not Affiliates and (ii) the Commitments and Loans of any Defaulting Lender shall be excluded from such calculation of Required Lenders.

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3.    Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.
4.    Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally); all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); the security interests and liens granted by such Borrower in favor of Agent, for the benefit of Secured Parties, are duly perfected, first priority security interests and liens, subject only to Permitted Liens that, pursuant to the Loan Agreement, are expressly allowed to have priority over Agent's Liens; on and as of the close of business on October 17, 2014, (i) the unpaid principal amount of the Revolver Loans totaled $6,900,000 and (ii) the issued and outstanding Letters of Credit totaled $26,493,986.
5.    Representations and Warranties. Each Borrower represents and warrants to Agents and Lenders, to induce Agents and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct in all material respects on and as of the date hereof (except for representations and warranties that expressly relate to an earlier date, in which case such representation or warranty was true and correct in all material respects as of such earlier date).
6.    Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.
7.    Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.
8.    Conditions Precedent. The effectiveness of the amendment contained in Section 2 hereof is subject to Agent's receipt of this Amendment, duly executed and delivered by each party hereto in form and substance satisfactory to Agent.
9.    Expenses of Agent. Borrowers jointly and severally agree to pay, on demand, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.
10.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).

11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
12.    No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.
13.    Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually executed signature page to this Amendment delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.
14.    Further Assurances. Borrowers agree to take such further actions as Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.
15.    Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.
16.    Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

BORROWERS: CROSS COUNTRY HEALTHCARE, INC. ("Cross Country") By: Stephen W. Rubin, Vice President
CEJKA SEARCH, INC. ("Cejka") By: Stephen W. Rubin, Vice President
CROSS COUNTRY EDUCATION, LLC ("Education") By: Stephen W. Rubin, Vice President
CROSS COUNTRY STAFFING, INC. ("Staffing") By: Stephen W. Rubin, Vice President
MDA HOLDINGS, INC. ("MDA") By: Stephen W. Rubin, Vice President
CROSS COUNTRY PUBLISHING, LLC ("Publishing") By: Stephen W. Rubin, Vice President

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Fourth Amendment to Loan and Security Agreement (Cross Country)

ASSIGNMENT AMERICA, LLC ("Assignment") By: Stephen W. Rubin, Vice President
TRAVEL STAFF, LLC ("Travel") By: Stephen W. Rubin, Vice President
LOCAL STAFF, LLC ("Local") By: Stephen W. Rubin, Vice President
MEDICAL DOCTOR ASSOCIATES, LLC ("Doctor") By: Stephen W. Rubin, Vice President
CREDENT VERIFICATION AND LICENSING SERVICES, LLC ("Credent") By: Stephen W. Rubin, Vice President
OWS, LLC By: Stephen W. Rubin, Vice President

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Fourth Amendment to Loan and Security Agreement (Cross Country)

AGENT AND LENDERS: BANK OF AMERICA, N.A., as Agent and Lender By: Kenneth Butler, Senior Vice President

Fourth Amendment to Loan Agreement – Cross Country